BRANDES
                                ----------------
                                INVESTMENT TRUST




                                   SEMI-ANNUAL
                                     REPORT

                     For the six months ended April 30, 2000










                           WORLDWIDE VALUE SPECIALISTS

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                               Semi-Annual Report

                     For the Six Months Ended April 30, 2000

June 21, 2000

Dear Shareholder:

During the six-month period ended April 30, 2000, your fund delivered solid gains. Stock selection, especially within the telecommunications industry, contributed to a 16.1% return that outdistanced the benchmark MSCI EAFE (Europe, Australasia, Far East) Index, up 6.7%.

The seeds for the Fund's recent outperformance were planted years ago when we invested in a number of out-of-favor telephone and telecommunications companies in both developed and emerging markets. At the time we purchased shares in these companies, investors showed little interest in their business prospects, dismissing them as impractical investment candidates. But our in-depth, company-by-company research revealed attractively valued opportunities with exceptional growth potential. The shares for these companies traded at prices far below what we believed were fair values for the businesses. Over the years, we made new purchases and added to existing positions. At the start of the period, the Fund had more than 20% of its assets allocated to telecommunications stocks.

During 1999, and particularly in the third and fourth quarters, investors began to recognize what we had seen for years in these companies: attractive valuations; tremendous growth prospects, including mobile and Internet-related services; and ongoing consolidation and privatization in the industry.

As prices for these stocks climbed to levels consistent with what we believed were fair values for the underlying businesses, we selectively reduced our allocation. By the end of the period, we had trimmed exposure to the telecommunications industry to 6.0%. Identifying what we believed to be undervalued stocks in the food & household products and insurance industries, we increased exposure in these areas during the period.

While declining prices for United Kingdom holdings were the greatest drag on returns during the period, we viewed their underperformance as a short-term phenomenon and an opportunity to purchase, in our opinion, solid companies trading well below their fair values. During the period, we increased your fund's exposure to the United Kingdom from about 20.5% to a little more than 30.0%.
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


Among the best-performing holdings during the period were stocks in Japan, Germany, Italy, and Hong Kong. With respect to sectors, in addition to telecom stocks, holdings in the industrial components, multi-industry, and electrical & electronics industries contributed to your fund's gains. Holdings in the utilities industry were among the worst performers during the period.

THE NEW ECONOMY?

For much of the period, investors were captivated by highly touted technology-related stocks, especially those perceived to be drivers of the New Economy. Expectations for changes that will revolutionize business and personal lives stemming from advances in computing power, communications, and the Internet lifted tech stocks to successive record highs. The tech-heavy Nasdaq Composite gained more than 86.0% in 1999, trouncing other popular benchmarks such as the S&P 500, up 21.0%, and Dow Jones Industrial Average, up 27.2%. The Nasdaq continued climbing during the early months of 2000 and reached a record high on March 10.

While we recognized so-called "New Economy" companies' potential to change the business landscape and the far-reaching influence of information technology, these stocks did not meet our strict investment criteria. In most cases, we believed their share prices far exceeded the reasonable value of the underlying business. In our opinion, the surging share prices for many of these companies reflected speculative practices rather than well-capitalized, solid businesses with strong cash flows. We didn't think these stocks provided our shareholders with a margin of safety. And as one investment strategist remarked, it appeared New Economy stocks were priced as if there were no risk, and Old Economy stocks were priced as if there were no opportunity.

But in mid-March, technology stocks faltered. No one knows precisely why. A number of factors could have triggered the decline including: concerns over excessive valuations; the viability of some Internet-based businesses; insider selling; and uncertainty surrounding industry leader Microsoft stemming from its anti-trust litigation. At one point in April, the Nasdaq Composite had fallen nearly 35.0% from its March 10 high. A lack of exposure to the technology stocks that suffered the most severe declines late in the period helped protect returns earned earlier in the period. While tech stocks swooned, the margin of safety we seek to provide in every stock we purchased showcased its merit.

2
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


Amid the technology stock sell-off, investors shifted their focus to long-overlooked sectors such as utilities and food & household products. They reconsidered opportunities outside the technology sector and sought companies with solid balance sheets and low price-to-earnings ratios. These are precisely the types of "value-oriented" companies your fund holds. Whether investors continue to favor value stocks in the future remains to be seen. While we don't know what the future holds, we are encouraged by investors' reevaluation of what we believe to be extremely attractive opportunities among the world's undervalued stocks. Long-term investors recognize the market's fickle, short-term nature and the importance of strict adherence to a disciplined, long-term investment plan. We continue to buy and hold stocks we believe will provide you with a margin of safety and favorable appreciation potential. We greatly appreciate the confidence you have shown in us and remain committed to helping you toward your long- term investment goals.

Sincerely yours,

/s/ Jeff Busby

Jeff Busby
President
Brandes Institutional International Equity Fund

                                                                               3
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


                             VALUE OF $1,000,000 VS.
               MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE,
                         AUSTRALASIA AND FAR EAST) INDEX

             Average Annual Total Return Period Ended April 30, 2000

               1 Year ..................................... 23.22%
               Since Inception (January 2, 1997) .......... 24.21%

                                               Brandes Institutional
                        MSCI EAFE Index      International Equity Fund
                        ---------------      -------------------------
        Jan-97             1,000,000                 1,000,000
        Apr-97               999,508                 1,062,390
        Jul-97             1,141,429                 1,227,313
        Oct-97             1,029,617                 1,165,658
        Jan-98             1,075,025                 1,239,346
        Apr-98             1,188,564                 1,411,524
        Jul-98             1,203,832                 1,402,611
        Oct-98             1,128,926                 1,317,408
        Jan-99             1,229,938                 1,420,794
        Apr-99             1,301,420                 1,666,099
        Jul-99             1,320,645                 1,731,215
        Oct-99             1,388,955                 1,768,213
        Jan-00             1,466,692                 1,968,796
        Apr-00             1,482,228                 2,052,275

            PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

4
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS AT APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS: 96.9%                                    Shares         Value
--------------------------------------------------------------------------------
BRAZIL: 5.7%
Banco Bradesco S.A. Sponsored ADR ..................     474,600   $  3,471,794
Centrais Eletricas Brasileiras S.A. Sponsored ADR ..     538,130      3,996,207
Centrais Geradoras do Sul do Brasil S.A. ADR* ......      20,613         89,675
Companhia Cervejaria Brahma Sponsored ADR ..........     293,040      4,542,120
Petroleo Brasileiro S.A. ADR .......................     179,990      4,264,215
Telecelular Sul Participacoes ADR ..................       1,309         50,560
Telecentro Oeste Celular ADR .......................       4,363         50,175
Telecentro Sul Participacoes ADR ...................       2,618        166,898
Telecomunicacoes De Sao Paulo S.A ..................      13,090        330,522
Teleleste Celular Participacoes ADR ................         261         10,701
Telemig Celular Participacoes ADR ..................         654         38,259
Telenordeste Celular Participacoes ADR .............         654         34,008
Telenorte Celular Participacoes ADR ................         261         11,924
Telenorte Leste Participacoes ADR ..................      14,623        260,467
Telesp Celular Partcipacoes ADR ....................       5,236        231,039
                                                                   ------------
                                                                     17,548,564
                                                                   ------------
CHINA: 1.1%
PetroChina Co., Ltd.* ..............................  22,128,000      3,436,478
                                                                   ------------
DENMARK: 2.0%
Den Danske Bank Group ..............................      62,120      6,182,946
                                                                   ------------
FRANCE: 8.3%
Alcatel Alsthom Group ..............................      43,800     10,168,796
Eridania Beghin-Say S.A ............................      32,500      2,688,212
Compagnie Generale des Establissements Michelin ....     187,100      6,217,595
Total Fina S.A .....................................      42,239      6,418,377
                                                                   ------------
                                                                     25,492,980
                                                                   ------------
GERMANY: 5.7%
BASF AG ............................................      83,000      3,631,001
Bayerische Motoren Werke AG ........................     145,300      3,809,897
Deutsche Telekom AG ................................      65,300      4,268,674
Muenchener Rueckversicherun Namensaktie ............      20,100      5,901,754
                                                                   ------------
                                                                     17,611,326
                                                                   ------------

                                                                               5
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS AT APRIL 30, 2000 (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------
                                                        Shares         Value
--------------------------------------------------------------------------------
HONG KONG/CHINA: 4.0%
Jardine Matheson Holdings Ltd. .....................   1,235,358   $  4,941,432
Swire Pacific Ltd. .................................   1,304,000      7,366,035
                                                                   ------------
                                                                     12,307,467
                                                                   ------------
IRELAND: 1.3%
Bank of Ireland ....................................     614,000      4,136,702
                                                                   ------------
ITALY: 3.0%
ENI S.p.A ..........................................     939,000      4,676,408
Telecom Italia S.p.A ...............................     323,200      4,525,673
                                                                   ------------
                                                                      9,202,081
                                                                   ------------
JAPAN: 15.4%
Canon, Inc. ........................................      52,000      2,376,426
Daiichi Pharmaceutical Co., Ltd. ...................     226,000      3,884,624
Daiwa House Industry Co., Ltd. .....................     364,000      2,424,531
Hitachi Ltd. .......................................     612,800      7,313,094
Japan Tobacco Inc. .................................       2,000      1,470,928
Komatsu Ltd. .......................................     703,000      3,381,852
Matsushita Electric Works, Ltd. ....................     204,000      5,397,473
Mitsubishi Heavy Industries, Ltd. ..................   2,202,000      6,844,697
Nippon Mitsubishi Oil Co., Ltd. ....................   1,383,000      4,785,042
The Tokio Marine & Fire Insurance Co., Ltd. ........     986,400      9,618,090
                                                                   ------------
                                                                     47,496,757
                                                                   ------------
MEXICO: 2.3%
Telefonos de Mexico S.A. Class L Sponsored ADR .....     122,640      7,212,765
                                                                   ------------
NETHERLANDS: 3.0%
ING Groep N.V ......................................     167,413      9,148,300
                                                                   ------------
NEW ZEALAND: 1.7%
Telecom New Zealand ................................   1,227,661      5,188,095
                                                                   ------------
PORTUGAL: 1.6%
Portugal Telecom ...................................     435,645      4,866,677
                                                                   ------------

6
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS AT APRIL 30, 2000 (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------
                                                        Shares         Value
--------------------------------------------------------------------------------
SINGAPORE: 2.5%
The Development Bank of Singapore Ltd. .............     557,069   $  7,670,005
                                                                   ------------
SOUTH AFRICA: 2.0%
De Beers Centenary Linked Unit .....................     283,710      5,819,062
Iscor Ltd. .........................................     117,911        260,984
                                                                   ------------
                                                                      6,080,046
                                                                   ------------
SOUTH KOREA: 1.1%
Korea Electric Power Corp. .........................     211,000      3,455,125
                                                                   ------------
SPAIN: 1.3%
Argentaria, Caja Postal Banco
  Hipotecario de Espana S.A ........................     243,300      3,322,675
Union Electrica Fenosa S.A .........................      39,400        755,814
                                                                   ------------
                                                                      4,078,489
                                                                   ------------
SWITZERLAND: 3.2%
Nestle S.A .........................................       3,800      6,712,767
Swisscom AG ........................................       9,200      3,250,392
                                                                   ------------
                                                                      9,963,159
                                                                   ------------
UNITED KINGDOM: 30.1%
Allied Domecq Plc ..................................     125,000        611,288
Allied Zurich Plc ..................................     997,720      9,882,317
BOC Group Plc ......................................     124,200      2,039,699
British Aerospace Plc ..............................     997,000      6,103,235
British American Tobacco Plc .......................   1,287,620      7,767,310
British Energy Plc .................................     536,192      1,424,555
British Telecommunications Plc .....................     106,000      1,895,619
Cadbury Schweppes Plc ..............................     608,487      4,150,368
Corus Group Plc ....................................   1,418,000      1,894,732
Diageo Plc .........................................   1,095,683      8,843,805
HSBC Holdings Plc ..................................     517,400      5,778,996
Imperial Chemical Industries Plc ...................     179,940      1,537,659
Invensys Plc .......................................   1,217,359      5,816,176
Marks & Spencer Plc ................................   1,628,000      5,937,804
National Power Plc .................................   1,231,000      5,565,720

                                                                               7
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS AT APRIL 30, 2000 (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------
                                                        Shares         Value
--------------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)
Reckitt and Colman Plc .............................     353,200   $  3,599,920
Royal & Sun Alliance Insurance Group Plc ...........     602,090      3,353,702
Safeway Plc ........................................   1,176,000      3,955,829
South African Breweries Plc ........................     386,000      2,829,226
Unilever Plc .......................................   1,605,000      9,607,049
                                                                   ------------
                                                                     92,595,009
                                                                   ------------
VENEZUELA: 1.6%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR* .....................     167,690      4,863,010
                                                                   ------------
TOTAL COMMON STOCKS (cost $283,865,407) ............                298,535,981
                                                                   ------------

                                                       Principal
SHORT-TERM INVESTMENTS: 3.1%                             Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 3.1%
Investors Bank & Trust Co., Repurchase Agreement,
4.940%, dated 4/28/2000, due 5/1/2000,
[collateralized by $10,224,000 Federal National
Mortgage Association 94-15 FC, 5.440%, due
06/25/2023 and by $1,284,000 Government National
Mortgage Association Pool # 8217, 6.375%, due
06/20/2023, (Combined market value $10,107,403)]
(Proceeds $9,630,052) (cost $9,626,089).............  $9,626,089      9,626,089
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $293,491,496**) 100.0% .....................                308,162,070
Liabilities in excess of Other Assets: (0.0%)                          (129,934)
                                                                   ------------
NET ASSETS: 100.0%                                                 $308,032,136
                                                                   ============

*    Non-income producing security.
** At April 30, 2000, the basis of investments for federal income tax purposes was the same as for financial reporting purposes.

Unrealized appreciation and depreciation were as follows:
  Gross unrealized appreciation                                    $ 43,504,822
  Gross unrealized depreciation                                     (28,834,248)
                                                                   ------------
  Net unrealized appreciation                                      $ 14,670,574
                                                                   ============

See accompanying Notes to Financial Statements.

8
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS BY INDUSTRY AT APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    PERCENT OF
INDUSTRY                                                            NET ASSETS
--------                                                            ----------
Aircraft........................................................         2.0%
Automobile......................................................         1.2
Banking.........................................................        10.4
Beverages & Tobacco.............................................         8.5
Business Services...............................................         9.7
Chemicals.......................................................         2.3
Communications Equipments & Services............................         7.7
Electrical & Electronics........................................         4.9
Food & Household Products.......................................        10.0
Insurance.......................................................         6.1
Machinery & Engineering.........................................         7.7
Metals-Steel....................................................         0.7
Minerals........................................................         1.9
Oil & Gas.......................................................         4.1
Pharmaceutical..................................................         1.3
Retail Stores...................................................         3.4
Telecommunications..............................................         6.0
Tires & Inner Tubes.............................................         2.0
Utilities-Electrical & Gas......................................         7.0
                                                                      ------
TOTAL COMMON STOCKS.............................................        96.9
SHORT-TERM INVESTMENTS..........................................         3.1
                                                                      ------

TOTAL INVESTMENTS IN SECURITIES.................................       100.0
Liabilities in excess of Other Assets...........................        (0.0)
                                                                      ------
NET ASSETS......................................................       100.0%
                                                                      ======

See accompanying Notes to Financial Statements.

                                        9
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $293,491,496) ......   $308,162,070
  Receivables:
    Securities sold ............................................      3,134,702
    Dividends and interest .....................................      1,843,489
    Securities lending income ..................................        109,400
    Tax reclaim ................................................        153,105
  Prepaid expenses .............................................         14,566
  Deferred organization costs ..................................          6,322
                                                                   ------------
      Total assets .............................................    313,423,654
                                                                   ------------
LIABILITIES
  Payables:
    Due to custodian (foreign cash) ............................      3,067,156
    Securities purchased .......................................      1,944,023
    Due to advisor .............................................        239,848
    Unrealized loss on forward currency contracts ..............         32,094
  Accrued expenses .............................................        108,397
                                                                   ------------
      Total liabilities ........................................      5,391,518
                                                                   ------------
  NET ASSETS ...................................................   $308,032,136
                                                                   ============
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      ($308,032,136/14,589,874 shares outstanding; unlimited
      number of shares authorized without par value) ...........   $      21.11
                                                                   ============
COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................   $239,885,223
  Accumulated net investment income ............................      2,168,485
  Accumulated net realized gain on investments
    and foreign currency .......................................     51,358,537
  Net unrealized appreciation (depreciation) on:
    Investments ................................................     14,670,574
    Foreign currency ...........................................        (50,683)
                                                                   ------------
      Net assets ...............................................   $308,032,136
                                                                   ============

See accompanying Notes to Financial Statements.

10
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends (net of foreign tax withheld of $287,704) ........   $  3,385,221
    Interest ...................................................        387,464
                                                                   ------------
        Total income ...........................................      3,772,685
                                                                   ------------
  Expenses
    Advisory fees ..............................................      1,406,750
    Custody fees ...............................................         70,378
    Administration fees ........................................         68,653
    Auditing fees ..............................................         19,140
    Accounting fees ............................................         18,521
    Transfer agent fees ........................................         15,546
    Printing ...................................................         12,937
    Legal fees .................................................          8,951
    Registration expense .......................................          8,410
    Trustee fees ...............................................          7,980
    Amortization of deferred organization costs ................          1,449
    Insurance expense ..........................................          1,300
    Miscellaneous ..............................................          5,928
                                                                   ------------
      Total expenses ...........................................      1,645,943
      Less: fees waived ........................................        (17,976)
                                                                   ------------
      Net expenses before interest .............................      1,627,967
      Add: Interest expense ....................................          3,171
                                                                   ------------
      Net expenses .............................................      1,631,138
                                                                   ------------
        Net investment income ..................................      2,141,547
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investments and foreign currency ......     51,432,461
    Net unrealized depreciation on investments
      and foreign currency .....................................    (15,476,737)
                                                                   ------------
      Net realized and unrealized gain on investments
        and foreign currency ...................................     35,955,724
                                                                   ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...   $ 38,097,271
                                                                   ============

See accompanying Notes to Financial Statements.

                                                                              11
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Six Months Ended      Year Ended
                                                                  April 30, 2000#   October 31, 1999
                                                                   ------------       ------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income ........................................   $  2,141,547       $  2,400,994
  Net realized gain on investments and foreign currency ........     51,432,461         19,599,093
  Net unrealized appreciation (depreciation) on investments
    and foreign currency........................................    (15,476,737)        35,116,475
                                                                   ------------       ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     38,097,271         57,116,562
                                                                   ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income....................................     (2,436,583)        (2,286,065)
  From net realized gain .......................................    (19,619,447)       (12,503,131)
                                                                   ------------       ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................    (22,056,030)       (14,789,196)
                                                                   ------------       ------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a)............................     56,867,929         32,780,430
                                                                   ------------       ------------
    TOTAL INCREASE IN NET ASSETS ...............................     72,909,170         75,107,796

NET ASSETS
  Beginning of period...........................................    235,122,966        160,015,170
                                                                   ------------       ------------
   END OF PERIOD(including accumulated net investment income
    of $2,168,485 and $2,463,521, respectively) ................   $308,032,136       $235,122,966
                                                                   ============       ============

(a) A summary of capital share transactions is as follows:

                                              Six Months Ended                 Year Ended
                                               April 30, 2000#              October 31, 1999
                                         ---------------------------   ---------------------------
                                            Shares         Value          Shares         Value
                                         ------------   ------------   ------------   ------------
Shares sold .........................       4,401,492   $ 93,344,652      6,037,117   $108,174,956
Shares issued on
  reinvestment of distributions .....       1,038,338     20,860,212        867,985     13,228,096
Shares redeemed .....................      (2,698,552)   (57,336,935)    (4,923,728)   (88,622,622)
                                         ------------   ------------   ------------   ------------
NET INCREASE ........................       2,741,278   $ 56,867,929      1,981,374   $ 32,780,430
                                         ============   ============   ============   ============

# Unaudited

See accompanying Notes to Financial Statements.

12
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                            Year Ended October 31,  January 2, 1997*
                                         Six Months Ended   ----------------------      Through
                                          April 30, 2000#    1999          1998     October 31, 1997
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..      $ 19.84        $ 16.22       $ 14.57       $ 12.50
                                             -------        -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income .............         0.15           0.20          0.21          0.17
    Net realized and unrealized gain on
    investments and foreign currency ..         2.95           4.91          1.66          1.90
                                             -------        -------       -------       -------
Total from investment operations ......         3.10           5.11          1.87          2.07
                                             -------        -------       -------       -------
LESS DISTRIBUTIONS:
    From net investment income ........        (0.20)         (0.23)        (0.07)         0.00
    From net realized gain ............        (1.63)         (1.26)        (0.15)         0.00
                                             -------        -------       -------       -------
Total distributions ...................        (1.83)         (1.49)        (0.22)         0.00
                                             -------        -------       -------       -------
Net asset value, end of period ........      $ 21.11        $ 19.84       $ 16.22       $ 14.57
                                             -------        -------       -------       -------

Total return ..........................        16.08%***      34.23%        13.01%        16.56%***

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ..      $ 308.0        $ 235.1       $ 160.0       $  51.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS
  INCLUDING INTEREST EXPENSE:
    Before fees waived ................         1.17%**        1.30%         1.37%         1.76%**
    After fees waived .................         1.16%**        1.20%         1.20%         1.19%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS:
    Before fees waived ................         1.52%**        1.09%         1.75%         0.84%**
    After fees waived .................         1.53%**        1.19%         1.92%         1.40%**

Portfolio turnover rate ...............        30.38%***      32.31%        50.08%        27.40%***

  # Unaudited.
  * Commencement of operations.
 ** Annualized.
*** Not annualized.

See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked prices) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

          Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     B. REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

     D. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     E. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     F. DEFERRED ORGANIZATION COSTS. The Fund has incurred expenses of $14,570 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     G. CONCENTRATION OF RISK. As of April 30, 2000, the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these off-balance sheet risks.

     H. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     I. SECURITIES LENDING. The Trust may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The lender's fees are applied as a reduction of custodian fees. At all times the borrower fully collateralizes the loans with cash, letters of credit or U.S. Government securities.

          At April 30, 2000, the Fund loaned the following securities and has received collateral valued as stated below:

                                                       Market Price  Collateral
                                                        -----------  -----------
     BASF AG .........................................  $ 3,600,509  $ 3,806,514
     Bayerische Motoren Werke AG .....................    3,546,796    4,425,281
     Centrais Eletricas Brasileiras S.A. Sponsored ADR    2,900,635    3,124,800
     Deutsche Telekon AG .............................    4,249,063    4,355,000
     ENI S.p.A .......................................    4,676,408    4,929,750
     Korea Electric Power Corp. ......................    3,451,850    3,583,600
     Petroleo Brasileiro S.A. ADR ....................    4,264,215    4,499,750
     Telecom Italia S.p.A ............................    2,382,244    4,605,600
                                                        -----------  -----------
           Total .....................................  $29,071,720  $33,330,295
                                                        ===========  ===========

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Brandes Investment Partners, L.P. (The "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended April 30, 2000, the Fund incurred $1,406,750 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest, so that its ratio of expenses to average net assets will not exceed 1.20%. Effective October 31, 1998, the Advisor agreed to amend the expense reimbursement agreement to limit the period within which the Advisor may recoup the amounts waived, to no later than October 31, 2003. In addition, the possible recapture period of any fees waived and/or Fund expenses absorbed in each year subsequent to 1998 will be limited to five years from the year of the reimbursement. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended April 30, 2000, the Advisor waived fees of $17,976. At April 30, 2000, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $569,238. The Advisor may recapture $351,678 of the above amount no later than October 31, 2003, $199,584 no later than October 31, 2004 and $17,976 no later than October 31, 2005. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.05% of average daily net assets for the first $250 million in net assets, 0.04% of average daily net assets for the next $250 million in net assets and 0.03% in excess of $500 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum. For the six months ended April 30, 2000, the fund incurred $68,653 in such fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or Trustees of the Advisor, Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended April 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $115,245,399 and $83,044,343, respectively.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

     At April 30, 2000, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. Forward foreign currency contracts are valued at the forward rate, and are market to market at the end of each period. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND at any time by purchasing an offsetting contract. The Fund could be exposed to the risk that the counterparties to the contracts are unable to meet the terms of their contracts. Open forward foreign currency exchanges contracts at April 30, 2000 were as follows:

                                     Foreign          Currency
Delivery         Currency          Currency to        Value in       Unrealized
  Date          Deliverable        be Received          U.S.$        Gain/(Loss)
  ----          -----------        -----------       ----------      -----------
 5/01/00        Euro Dollar            11,133        $   10,128       $    128
 5/04/00        British Pound       1,227,236         1,906,811        (32,222)
                                                     ----------       --------
                                                     $1,916,939       $(32,094)
                                                     ==========       ========

                                     ADVISOR
                        Brandes Investment Partners, L.P.
                             12750 High Bluff Drive
                           San Diego, California 92130
                                  800.331.2979

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                 TRANSFER AGENT
                           Investors Bank & Trust Co.
                        200 Clarendon Street, 16th Floor
                           Boston, Massachusetts 02116

                                    AUDITORS
                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                             555 South Flower Street
                          Los Angeles, California 90071

This  report  is  intended  for   shareholders  of  the  Brandes   Institutional
International Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.